Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares Ultra FTSE Europe

ProShares UltraShort FTSE Europe

Supplement dated August 22, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

Effective September 1, 2016 all references to the FTSE Developed Europe Index® will be removed and replaced with references to the FTSE Developed Europe All Cap Index.

The description of each Fund’s index will be as follows:

The Index is a free float-adjusted marketcap weighted index representing the performance of large, mid and small cap companies in Developed European markets, including the UK. As of July 29, 2016 the index is comprised of securities from the following 15 countries: Austria, Belgium/Luxembourg, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. As of July 29, 2016, the Index included companies with capitalizations between approximately $22.0 million and $248.0 billion. The average capitalization of the companies comprising the Index was approximately $7.0 billion. The Index is published under the Bloomberg ticker symbol “ACDER.”

Effective September 1, 2016, the following replaces the corresponding information in each Fund’s Summary Prospectus and Statutory Prospectus:

INVESTMENT RESULTS

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year

UltraShort FTSE Europe

Best Quarter (ended 9/30/2011):  42.11%

Worst Quarter (ended 9/30/2010):  -36.82%

The year-to-date return as of the most recent quarter, which ended June 30, 2016, was -2.82%.

Ultra FTSE Europe

Best Quarter (ended 9/30/2013):  28.50%

Worst Quarter (ended 9/30/2011):  -45.77%

The year-to-date return as of the most recent quarter, which ended June 30, 2016, was -11.92%.

AVERAGE ANNUAL TOTAL RETURNS

UltraShort FTSE Europe

As of December 31, 2015	One Year	Five Year	Since Inception	Inception Date
Before Taxes	-7.67%	-23.84%	-30.61%	6/16/2009
After Taxes on Distributions	-7.67%	-23.84%	-30.61%	–
After Taxes on Distributions and Sale of Shares	-4.34%	15.40%	-16.48%	–
FTSE Developed Europe Index *#	-1.91%	4.52%+	7.97%+	–
FTSE Developed Europe All Cap Index #				–

* On September 1, 2016, the Fund’s underlying index will change from the FTSE Developed Europe Index to the FTSE Developed Europe All Cap Index. This change will be made in order to match the Fund’s underlying index to its Investment Objective.

# Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+ Hypothetical data results are based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance. Hypothetical data may not account for all financial and economic risk that may affect the actual performance of the Index. The hypothetical data does not represent results of actual decision-making during the period, does not include fees or expenses, and is not intended to indicate past performance or future performance of the Index.

Ultra FTSE Europe

As of December 31, 2015	One Year	Five Year	Since Inception	Inception Date
Before Taxes	-7.41%	2.68%	5.10%	4/27/2010
After Taxes on Distributions	-7.41%	2.68%	5.10%	–
After Taxes on Distributions and Sale of Shares	-4.20%	2.07%	3.99%	–
FTSE Developed Europe Index *#	-1.91%	4.52%+	5.47%+	–
FTSE Developed Europe All Cap Index #				–

* On September 1, 2016, the Fund’s underlying index will change from the FTSE Developed Europe Index to the FTSE Developed Europe All Cap Index. This change will be made in order to match the Fund’s underlying index to its Investment Objective.

# Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.

+ Hypothetical data results are based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance. Hypothetical data may not account for all financial and economic risk that may affect the actual performance of the Index. The hypothetical data does not represent results of actual decision-making during the period, does not include fees or expenses, and is not intended to indicate past performance or future performance of the Index.

Effective September 1, 2016, the following is added to the Principal Risks section in each Fund’s Summary Prospectus and Statutory Prospectus:

Small- and Mid-Cap Company Investment Risk — The Index and, by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Effective September 1, 2016, the following replaces the corresponding information under the caption “Information About the Index Licensors – FTSE” in each Fund’s Statutory Prospectus and under the caption “Index Provider Disclaimers” in each Fund’s Statement of Additional Information:

ProShares Ultra, Short and UltraShort FTSE China 50, ProShares Ultra and UltraShort FTSE Europe, ProShares Hedged FTSE Europe and Japan ETFs and RAFI Long/Short are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Group Companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE China 50 Index, FTSE Developed Europe 100% Hedged to USD Index, FTSE Japan 100% Hedged to USD Index, the FTSE Developed Europe Index®, and the FTSE Developed Europe All Cap Index (the “Indices”) (ii) the figure at which the Indices are said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Indices for the purpose to which they are being put in connection with the ProShares Ultra, Short and UltraShort FTSE China 50, ProShares Ultra and UltraShort FTSE Europe, ProShares Hedged FTSE Europe and Japan ETFs and RAFI Long/Short. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Indices to ProShares or its clients. The Indices are calculated by FTSE or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Indices and (b) under any obligation to advise any person of any error therein. All rights in the Indices vest in FTSE. “FTSE®” is a trademark of the LSEG and is used by FTSE under license.